CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Investment Series -         Smith Barney Investment Series -
Smith Barney Premier Selections All Cap  Smith Barney Premier Selections All Cap
Growth Portfolio                         Growth Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
------------------------                 -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  July 8, 2004                      Date:  July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Investment Series - Smith Barney Large Cap Core Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Investment Series -         Smith Barney Investment Series -
Smith Barney Large Cap Core Portfolio    Smith Barney Large Cap Core Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
------------------------                 -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  July 8, 2004                      Date:  July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Investment Series - Smith Barney Growth and Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Investment Series -         Smith Barney Investment Series -
Smith Barney Growth and Income           Smith Barney Growth and Income
 Portfolio                                Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
------------------------                 -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  July 8, 2004                      Date:  July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Investment Series - SB Government Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Investment Series -         Smith Barney Investment Series -
SB Government Portfolio                  SB Government Portfolio


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
------------------------                 -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  July 8, 2004                      Date:  July 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.